Exhibit 99.1

FINANCIAL STATEMENTS

QUTURE, INC.

To the Board of Directors and Shareholders

Quture, Inc.

Port Orange, Florida

Report of Independent Registered Public Accounting Firm

We have audited the balance sheet of Quture, Inc. as of July 31, 2011, and the related statements of operations, shareholders’ equity and cash flows for the period from inception (April 26, 2011) through July 31, 2011.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quture, Inc. as of July 31, 2011, the results of operations, shareholders’ equity and cash flows for the period from inception (April 26, 2011) through July 31, 2011 in conformity with generally accepted accounting principles in the United States of America.

/s/ R.R. Hawkins & Associates International, a PC

September 21, 2011

Los Angeles, CA

11301 W. Olympic Blvd. #714

Los Angeles, CA 90064

T: 310.553.5707  F: 310.553.5337

www.rrhawkins.com

QUTURE, INC
BALANCE SHEET

July 31,
2011
ASSETS:

CURRENT ASSETS
Cash	$5,883
Total current assets	5,883

TOTAL ASSETS	$5,883

LIABILITIES AND STOCKHOLDER'S DEFICIT:

CURRENT LIABILITIES:
Accounts payable	1,944
Accounts payable and accrued expenses related parties	112,392
Advances from affiliates	160,448
Note payable	100,000
Total current liabilities	374,784
Total liabilities	374,784

STOCKHOLDERS' DEFICIT:

Common Stock, 75,000,000 shares authorized, par value $0.001 and 25,000,000 shares issued and outstanding	25,000
Accumulated deficit	(3,376,901)
Additional paid in capital	2,983,000
Total stockholders' deficit	(368,901)

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$5,883

The accompanying notes are an integral part of these financial statements.

QUTURE, INC
STATEMENTS OF OPERATION

July 31,
2011

REVENUES:
Revenues	$26,000

OPERATING EXPENSES:
General and administrative expenses	36,201
Total operating expenses	36,201
OPERATING LOSS	(10,201)
INTEREST EXPENSE	833
NET LOSS	$(11,034)

NET LOSS PER SHARE:

Basic loss per share:	$(0.01)

Weighted average of number of shares outstanding	25,000,000

The accompanying notes are an integral part of these financial statements.

QUTURE, INC
Statement of Stockholders' Equity
For the period from April 21, 2011 (Inception) Through July 31, 2011

	Common Stock		Additional Paid-	Retained
	Shares	Amount	In Capital	Earnings	Total

Shares issued at inception April 21, 2011	25,000,000	$25,000	$(25,000)	$-	$-

Merger with Q3, LLC.	-	-	3,008,000	(3,365,867)	(357,867)

Net loss	-	-	-	(11,034)	(11,034)
Balance at July 31, 2011	25,000,000	$25,000	$2,983,000	$(3,376,901)	$(368,901)

The accompanying notes are an integral part of these financial statements.

QUTURE, INC
STATEMENTS OF CASH FLOWS

July 31,
2011
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss	$(11,034)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Changes in assets and liabilities:
Accounts receivable	-
Accounts payable and accrued expenses	833
Accounts payable and accrued expenses, related parties	7,052
Net cash provided (used) in operating activities	(3,149)

CASH FLOWS FROM INVESTING ACTIVITIES:

Net cash used in investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash (used) provided by financing activities	-

INCREASE (DECREASE) IN CASH	(3,149)
CASH, BEGINNING OF PERIOD	9,032
CASH, END OF PERIOD	$5,883

The accompanying notes are an integral part of these financial statements.

QUTURE, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2011

NOTE 1 – BACKGROUND

Quture, Inc. (“The Company”) was incorporated in the state of Nevada on April 21, 2011.  The Company develops medical software with tools and analytics to reduce costs while improving clinical performance, outcomes, predictive insight, and evidence-based best clinical processes. Effective July 1, 2011 the Company merged with Q3, LLC (“Q3”), a Florida Limited Liability Company, whereby Quture was the legal acquirer and Q3 is the accounting acquirer.  Accordingly, the Company is presenting the historical financial results and condition of Q3 prior to July 1, 2011 and consolidated with the Company from July 1, 2011.

NOTE 2 - GOING CONCERN ISSUES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which contemplate continuation of the Company as a going concern.  The Company has had limited revenues from operations.  From inception through the period ended July 31, 2011, the Company has accumulated net losses of $11,034.  Further, the Company has inadequate working capital to maintain or develop its operations, and is dependent upon funds from private investors and the support of certain stockholders.

These factors raise substantial doubt about the ability of the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.  In this regard, Management is planning to raise any necessary additional funds through loans and additional sales of its common stock. There is no assurance that the Company will be successful in raising additional capital.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies are as follows:

Basis of Presentation

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and (iii) the reported amount of net sales and expenses recognized during the periods presented. Adjustments made with respect to the use of estimates often relate to improved information not previously available. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements; accordingly, actual results could differ from these estimates.

These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period.  Management evaluates these estimates and assumptions on a regular basis.  Actual results could differ from those estimates.

Revenue Recognition

Revenue includes product sales. The Company recognizes revenue from product sales in accordance with Topic 360 “Revenue Recognition in Financial Statements” which is at the time customers are invoiced at shipping point, provided title and risk of loss has passed to the customer, evidence of an arrangement exists, fees are contractually fixed or determinable, collection is reasonably assured through historical collection results and regular credit evaluations, and there are no uncertainties regarding customer acceptance.

The Company recognizes revenues when all of the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) delivery of products and services has occurred, (3) the fee is fixed or determinable and (4) collectability is reasonably assured.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in its existing accounts receivable. The Company will maintain allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments for products. Accounts with known financial issues are first reviewed and specific estimates are recorded. The remaining accounts receivable balances are then grouped in categories by the amount of days the balance is past due, and the estimated loss is calculated as a percentage of the total category based upon past history. Account balances are charged off against the allowance when it is probable the receivable will not be recovered the company has not allowance for doubtful accounts since the company has no history uncollectible accounts receivables.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  At July 31, 2011, cash and cash equivalents include cash on hand and cash in the bank.

Property and Equipment

Property and equipment is recorded at cost and depreciated over the estimated useful lives of the assets using principally the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds realized.  Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.

The range of estimated useful lives used to calculated depreciation for principal items of property and equipment are as follow:

Asset Category	Depreciation/ Amortization Period
Furniture and Fixture	3 Years
Office equipment	3 Years
Leasehold improvements	5 Years

Impairment of Long-Lived Assets

In accordance with ASC Topic 360, “Long-Lived Assets”, such as property, plant, and equipment, and purchased intangibles, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Goodwill and other intangible assets are tested for impairment.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.  There were no events or changes in circumstances that necessitated an impairment of long lived assets as of July 31, 2011.

Income Taxes

Deferred income taxes are provided based on the provisions of ASC Topic 740, "Accounting for Income Taxes", to reflect the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of ASC Topic 740; "Accounting For Uncertainty In Income Taxes-An Interpretation” Of ASC Topic 740.  ASC Topic 740 contains a two-step approach to recognizing and measuring uncertain tax positions.  The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not, that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount, which is more than 50% likely of being realized upon ultimate settlement.  The Company considers many factors when evaluating and estimating the Company's tax positions and tax benefits, which may require periodic adjustments. At July 31, 2011, the Company did not record any liabilities for uncertain tax positions.

Concentration of Credit Risk

The Company maintains its operating cash balances in banks located in Port Orange, Florida.  The Federal Depository Insurance Corporation (FDIC) insures accounts at each institution up to $250,000.

Earnings Per Share

Basic earnings per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the reporting period. Diluted earnings per share reflects the potential dilution that could occur if stock options, warrants, and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.  The Company does not have any options or warrants issued or outstanding as of July 31, 2011.

Fair Value of Financial Instruments

The Company's financial instruments consist primarily of cash, accounts payable and accrued expenses, and debt. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments. The estimated fair value is not necessarily indicative of the amounts the Company would realize in a current market exchange or from future earnings or cash flows.

The Company adopted ASC Topic 820, Fair Value Measurements (“ASC Topic 820”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  The standard provides a consistent definition of fair value which focuses on an exit price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The standard also prioritizes, within the measurement of fair value, the use of market-based information over entity specific information and establishes a three-level hierarchy for fair value measurements based on the nature of inputs used in the valuation of an asset or liability as of the measurement date.

The three-level hierarchy for fair value measurements is defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;
•

Level 2 – inputs to the valuation mythology include quoted prices for similar assets And liabilities in active markets, and inputs that are observable or the assets or Liabilities other than quoted prices, either directly or indirectly including inputs in Markets that are not considered to be active;

•	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement.

Recent Accounting Pronouncements

No accounting standards or interpretations issued recently are expected to a have a material impact on the Company’s consolidated financial position, operations or cash flows.

NOTE 4 – SHARE CAPITAL

The Company has 75,000,000 shares of $0.001 par value common stock authorized, and at July 31, 2011 there are 25,000,000 shares issued and outstanding. The Company has no options or warrants issued or outstanding as of July 31, 2011.

Effective July 1, 2011 the Company merged with Q3, LLC whereby Quture was the legal acquirer and Q3 is the accounting acquirer. Accordingly, the Company is presenting the historical financial results and condition of Q3 prior to July 1, 2011 and consolidated with the Company from July 1, 2011.

NOTE 5 - INCOME TAXES

The provision (benefit) for income taxes from continued operations for the period ended July 31, 2011 consist of the following:

Current:
Federal	$-
State	-
-
Deferred:
Federal	$3,640
State	520
4,160
Benefit from the operating loss carry forward	(4,160)

(Benefit) provision for income taxes, net	$-

The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

July 31 2011

Statutory federal income tax rate	34.0%
State income taxes and other	5.0%

Effective tax rate	39.00%

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

July 31 2011

Net operating loss carryforward	4,160
Valuation allowance	(4,160)

Deferred income tax asset	$-

The Company has a net operating loss carryforward of approximately $11,034 available to offset future taxable income through 2028.

NOTE 6 – NOTES PAYABLE

The Company issued a promissory note (the “Note”) on May 20, 2011 in the amount of $100,000.  The Note carries a per annum interest rate of 10% and is due on demand. The Company has recorded $833 for interest expense for July 2011 and accrued interest at July 31, 2011 is $1,944.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company has an agreement with Q’Zure, LLC to provide software and technology services that Quture requires.  Pursuant to the terms of the agreement, Quture will provide Task Orders to Q’Zure on process and other terms to be negotiated on an order by order basis.  As of July 31, 2011 the Company owes Q’Zure $15,392, which is included in accounts payable and accrued expenses, related parties on the balance sheet as of July 31, 2011, included herein.

The Company leases office space in Port Orange, Fl. from Sunset Quay Outfitters, LLC (“Sunset Quay”).  Sunset Quay is a Florida limited liability Company that is controlled by Geoffrey Feazell, an Officer of our Company. Under the terms of the lease agreement, the Company is to pay $4,000 per month on a net lease. The term of the lease is from January 1, 2011 thru December 31, 2011, with annual renewals. For the period ended July 31, 2011 the Company has included $4,000 in rent expense and as of July 31, 2011 owes $27,000 to Sunset Quay for accrued and unpaid rent which is included in accounts payable and accrued expenses, related parties on the balance sheet as of July 31, 2011. Included therein is $23,000 assumed pursuant to the Q3 merger.

The Company has agreed to compensate Landon Feazell $10,000 per month for his services to the Company as President and Chief Executive Officer.  The amount will be paid as cash flow permits and as of July 31, 2011, Mr. Feazell has not received any compensation. As of July 31, 2011 $70,000 is included in accounts payable and accrued expenses related parties on the balance sheet included herein and includes $60,000 assumed pursuant to the Q3 merger.

As of July 31, 2011 the Company owed Mr. Feazell, our Chief Executive Officer $160,448 for advances received, which was assumed by the Company pursuant to the Q3 merger.  The advances are due on demand and bear no interest.

NOTE 8 - AGREEMENTS

The Company has a non exclusive five year license as an Application Partner with InterSystems Corporation (“InterSystems”). The license allows the Company to use InterSystems proprietary software in conjunction with the Company’s software. InterSystems technology is used in 80% of the hospitals in America and by the most dominant electronic medical record (“EMR”) vendors in North America. Outside North America, InterSystems is the most widely used EMR platform world-wide.   InterSystems data integration connections, known as application programming interfaces (“API’s”) are already programmed for every EMR and database.  Quture is able to collect and integrate performance metrics immediately through this partnership, creating a powerful clinical knowledge database.

NOTE 9 - NET LOSS PER SHARE

The net loss per common share is calculated by dividing the loss by the weighted average number of shares outstanding during the periods.

NOTE 10 REVENUE CONCENTRATIONS

Our revenues for the month of July 2011 have been to one customer..

NOTE 11 - SUBSEQUENT EVENTS

On August 9, 2011 the Company and Techs Loanstar (“TCLN”) entered into the First Amendment (the “Amended Agreement”)to the Share Exchange Agreement (the “Agreement”) dated July 25, 2011(.  Pursuant to the Agreement, TCLN agreed to acquire all of the outstanding capital stock of Quture in exchange (the “Exchange”) for the issuance of an aggregate of 1,938,543,110 shares (the “Exchange Shares”) of TCLN common stock, par value $0.001 per share (the “Common Stock”).  As a result of the Exchange, Quture became a wholly-owned subsidiary of TCLN. Immediately following the consummation of the Exchange, the shareholders of Quture beneficially own approximately eighty-five percent (85%) of the issued and outstanding Common Stock of TCLN. The parties have taken the actions necessary to provide that the Exchange is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended.  The Agreement contains customary representations, warranties and covenants of TCLN and Quture for like transactions.